                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12

                            COGNITRONICS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                            COGNITRONICS CORPORATION
                                3 CORPORATE DRIVE
                         DANBURY, CONNECTICUT 06810-4130

                            -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 8, 2003

                            -----------------------

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cognitronics Corporation (the "Company") will be held at the offices of the Company, at 3 Corporate Drive, Danbury, Connecticut on May 8, 2003, at 10:00 a.m., for the following purposes:

     1.   To elect six directors to the Board of Directors.

     2. To approve the Company's 1990 Stock Option Plan, as amended, to increase the number of shares reserved for issuance thereunder by 85,000.

     3. To approve the Company's Restricted Stock Plan, as amended, to increase the number of shares reserved for issuance thereunder by 100,000.

     4. To approve the Company's Directors' Stock Option Plan, as amended, including an increase in the number of shares reserved for issuance thereunder by 85,000.

     5. To approve the selection of Ernst & Young LLP as independent auditors for the Company for the year ending December 31, 2003.

     6. To conduct such other business as may properly come before the meeting, including any adjournment thereof.

Only holders of Common Stock of the Company of record at the close of business on April 1, 2003. will be entitled to vote at the meeting or any adjournment thereof.

A proxy statement and proxy are enclosed.

                                       By order of the Board of Directors,

                                                           HAROLD F. MAYER
                                                                 SECRETARY
April 21, 2003


                             YOUR VOTE IS IMPORTANT
                 YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN
                      YOUR PROXY IN THE ENCLOSED ENVELOPE.

                            COGNITRONICS CORPORATION

                                 APRIL 21, 2003

                            -----------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 8, 2003

                            -----------------------

                                 PROXY STATEMENT

     This proxy statement is furnished to the stockholders of Cognitronics Corporation (the "Company") in connection with the solicitation of proxies for the Annual Meeting of Stockholders to be held at the principal office of the Company at 3 Corporate Drive, Danbury, Connecticut 06810-4130 on May 8, 2003, at 10:00 a.m. and any adjournment thereof (the "Annual Meeting").

     The enclosed proxy is solicited on behalf of the Board of Directors of the Company. Execution of the proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person, and stockholders giving proxies may revoke them at any time before they are exercised by a written revocation or by a duly exercised proxy bearing a later date delivered to the Secretary of the Company. Proxies in the form enclosed, unless previously revoked, will be voted at the Annual Meeting as set forth in the proxies or, if no choice is indicated, in favor of each of the proposals outlined below. Should any matter other than those indicated herein properly come before the Annual Meeting for a vote (including any adjournment), the persons designated as proxies will vote thereon in accordance with their best judgment. If any proposal has not received sufficient votes for approval at the Annual Meeting, management will consider one or more adjournments to permit additional voting on the proposal.

     The owners of Common Stock have all voting rights with respect to matters to come before the Annual Meeting. Each share of Common Stock is entitled to one vote. At the close of business on April 1, 2003, there were outstanding and entitled to vote 5,564,241 shares of Common Stock. Only holders of Common Stock of record at the close of business on April 1, 2003 will be entitled to vote at the Annual Meeting. This proxy statement, the accompanying notice of meeting and the Company's Annual Report to Stockholders are first being sent mailed on or about April 21, 2003.

SECURITY OWNERSHIP

     The following table sets forth information as to ownership of the Common Stock of the Company as of March 1, 2003 with respect to (i) current directors and nominees for directors of the Company; (ii) the executive officers listed on the Summary Compensation Table; (iii) current directors and executive officers as a group; and (iv) beneficial owners of more than 5%.


                                                                           SHARES            PERCENT OF
                            NAME OF                                     BENEFICIALLY           SHARES
                       BENEFICIAL OWNER                                    OWNED             OUTSTANDING
                       ----------------                                    -----             -----------
John T. Connors......................................                    5,000(b)(c)             (a)

Edward S. Davis......................................                   18,939(b)(c)             (a)

Brian J. Kelley......................................                  677,938(b)(d)(e)         12.2%

Jack Meehan..........................................                   10,500(b)(c)             (a)

William A. Merritt...................................                   20,200(b)(c)             (a)

William J. Stuart....................................                   12,404(f)                (a)

Kenneth G. Brix......................................                  157,235(b)                2.8%

Michael N. Keefe.....................................                  178,612(b)(h)             3.2%

Roy A. Strutt........................................                  225,643(b)(g)             4.1%

Garrett Sullivan.....................................                  185,789(b)(i)             3.3%

All directors and officers, as a group including
those listed above, consisting of 12 persons.........                1,690,282(b)(c)(j)         30.4%

----------------------------------

(a)  The percentage of shares beneficially owned does not exceed one percent.
(b) Of the shares of Common Stock shown above as beneficially owned, the number of shares with respect to which the following persons had a right to acquire beneficial ownership within 60 days were: John T. Connors - 5,000, Edward S. Davis - 10,500, Brian J. Kelly - 195,500, Jack Meehan - 10,500, William A. Merritt - 10,500, William J. Stuart - 3,250, Roy A. Strutt - 55,001, Kenneth G. Brix - 66,001, Michael N. Keefe - 66,001, Garrett Sullivan - 66,001 and all current directors and officers as a group -- 558,422. Other than shares as to which he had a right to acquire beneficial ownership or as noted below, each person held sole voting and sole investment power with respect to the shares shown above.
(c) Does not include equivalent shares of Common Stock recorded in the books and records of the Company as deferred compensation, as follows: John T. Connors - 6,897 shares, Edward S. Davis - 27,043 shares, Jack Meehan - 28,534 shares and William A. Merritt - 22,860 shares and all current officers and directors as a group - 90,415 shares.
(d) With respect to 110,133 of the shares, voting and investment power is shared with Mr. Kelley's spouse.
(e) Includes 4,500 shares held in Mr. Kelley's name as custodian for his three children.
(f) With respect to 4,346 of the shares, voting and investment power is shared with Mr. Stuart's spouse.
(g)  Includes 4,875 shares held in the name of Mr. Strutt's spouse.
(h) With respect to 2,955 of the shares, voting and investment power is shared with Mr. Keefe's spouse.
(i) With respect to 32,257 of the shares, voting and investment power is shared with Mr. Sullivan's spouse.
(j) With respect to 154,566 of the shares, voting and investment power is shared with the spouses of the beneficial owners.

1.   ELECTION OF DIRECTORS

     At the Annual Meeting, six directors are to be elected, to serve for the ensuing year and until their respective successors are elected and qualified. Proxies in the accompanying form will be voted for the election of the nominees listed below unless instructions are given on the proxy to withhold authority to vote for one or more of the nominees. In the event that one or more of such persons become unavailable for election as a director, which is not anticipated, the shares represented by the accompanying proxy will be voted for one or more substitutes approved by management, or the size of the Board of Directors will be reduced.

INFORMATION CONCERNING NOMINEES

     The following table sets forth with respect to each nominee: (1) his name and age, all positions and offices with the Company currently held by him, and his principal occupation over the last five years (including other directorships and business experience) and (2) the period during which he has served as a director of the Company.


              NAME, AGE, POSITIONS, PRINCIPAL OCCUPATION,                    DIRECTOR
                 DIRECTORSHIPS AND BUSINESS EXPERIENCE                        SINCE
                 -------------------------------------                        -----
J. T. CONNORS, 54, joined the Washington, DC law firm of Shaw Pittman         2000
   LLP on April 1, 2003 as counsel in its New York office. Prior to that he was a business and financial consultant from November 2001 to March 2003, President and Chief Operating Officer of Fortis
   Capital Holdings Inc. and its predecessor, Mees Pierson Holdings
   Inc., since 1997 and General Counsel of Mees Pierson Holdings Inc.
   from 1993 to 1997.

EDWARD S. DAVIS, 71, has been counsel with the New York law firm              1981
   of Hughes Hubbard & Reed LLP since January 1, 2003, prior to which he was a partner from 1967 to 2002.

BRIAN J. KELLEY, 51, has been President and Chief Executive Officer           1994
   of the Company since 1994. Prior to that he held senior management positions with TIE/Communications, Inc. from 1986 to 1994

JACK MEEHAN, 54, has been President and Chief Executive Officer of            1991
   Novus, LLC since November 2001. Prior to that he had been
   President and Chief Executive Officer of Aztec International, Inc.,
   a subsidiary of Aztec Technology Partners, Inc., since 1983.

WILLIAM A. MERRITT, 66, has been President of Integrated                      1994
   Communications Systems Corp. since 1992, Vice President and
   General Counsel of Seaboard Properties, Inc. since 1992 and acting
   Chief Financial Officer of McAllister Towing and Transportation
   Company, Inc. since 1997.

WILLIAM J. STUART, 51, has been a general partner with Still River            2001
   Fund since September 2001 Prior to that he had been Vice President of the Broadband Infrastructure & Access Group of ADC
   Telecommunications, Inc. since October 2000, Vice President and
   Chief Financial Officer of Broadband Access Systems, Inc. from
   October 1999 to September 2000, Vice President and Chief Financial
   Officer of NetCore Systems, Inc. from May 1999 to October 1999,
   Vice President and Chief Financial Officer of Telco Systems, Inc.
   from January 1997 to January 1999 and Senior Vice President and
   Chief Financial Officer of AccessLine Technologies, Inc. from May
   1992 to January 1997.

The foregoing nominees are all members of the Board of Directors, having been elected at the 2002 Annual Meeting of Stockholders, and each has consented to being named in this proxy statement as a nominee and to serve if elected

VOTING PROCEDURE

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. To be elected, a nominee must receive the affirmative vote of the holders of a plurality of the outstanding shares of Common Stock represented at the Annual Meeting. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain or has withheld authority will be counted in determining the presence of a quorum but will not be counted as for the election of the director or directors. Shares represented at the meeting by a duly signed and dated proxy for which the proxy card has been otherwise left blank will be counted as votes "for" the election of each director.

                             EXECUTIVE COMPENSATION

     The following tables and notes set forth the compensation paid or accrued by the Company during the fiscal years ended December 31, 2002, 2001 and 2000 to its five most highly compensated executive officers whose aggregate cash compensation exceeded $100,000 for services rendered to the Company in 2002.

                                    SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                            ANNUAL COMPENSATION          COMPENSATION AWARDS
                                     ---------------------------------- ----------------------
             (a)                (b)     (c)        (d)         (e)          (f)         (g)
                                                          OTHER ANNUAL   RESTRICTED   OPTIONS/  ALL OTHER
                                       SALARY     BONUS   COMPENSATION     STOCK        SARS      COMP.
NAME AND PRINCIPAL POSITION    YEAR      $          $         $(1)         $(2)          #       $(3)
---------------------------   ------ ---------   -------  ------------- ------------  --------  ---------
Brian J. Kelley                2002   300,000                248,000       77,500      60,000    10,627
President and Chief            2001   300,000                142,713      150,000      75,000    10,126
Executive Officer              2000   289,904    193,000                   67,950      67,500    11,868

Kenneth G. Brix                2002   165,000                 93,000       31,000      25,000     3,620
Vice President, Sales          2001   223,457                 47,571       50,000      25,000     2,577
                               2000   247,503     22,000                   22,650      20,000     3,409

Roy A. Strutt                  2002   166,432                 46,500       31,000      25,000    12,035
Vice President,                2001   157,949                                          25,000    11,470
European Operations            2000   145,288                              22,650      20,000    11,868
and Managing Director,
Dacon Electronics Plc

Michael N. Keefe               2002   140,000                 93,000       31,000      25,000     2,100
Vice President, Engineering    2001   140,000                 52,328       50,000      25,000     2,427
                               2000   135,962     78,000                   22,650      20,000     3,365

Garrett Sullivan               2002   140,000                 93,000       31,000      25,000     2,940
Treasurer and Chief            2001   140,000                 47,571       50,000      25,000     2,427
Financial Officer              2000   135,962     70,000                   22,650      20,000     3,071

(1) In 2002, these amounts represent the fair market value on the date awarded of rights to shares of Common Stock on January 2, 2006 if the named executive remains employed by the Company on that date, subject to earlier vesting in the event of certain circumstances. In 2001, these amounts represent the fair market value on the date earned of shares of Common Stock, the receipt of which has been voluntarily deferred to a future year at the election of the named executive.

(2) The Compensation Committee awarded restricted shares of Common Stock under the terms of the Restricted Stock Plan on May 24, 2000, as follows: Mr. Kelley - 7,500 shares and Messrs. Brix, Strutt, Keefe and Sullivan - 2,500 shares each, on June 13, 2001, as follows: Mr. Kelley -30,000 shares and Messrs. Brix, Strutt, Keefe and Sullivan - 10,000 shares each and on October 23, 2002, as follows: Mr. Kelley -50,000 shares and Messrs. Brix, Strutt, Keefe and Sullivan - 20,000 shares each. The value of the shares on the award date is reflected in the table above. The shares vest 20% annually beginning on the second anniversary of the award, subject to accelerated vesting if established performance-based targets are achieved in the years ending December 31, 1999 through 2003 provided the officer remains employed by the Company until the vesting date (except that if the officer is terminated prior to the vesting date by reason of a change in control, all restricted shares become vested immediately). Dividends will be paid on the restricted shares. Shares vested in 2000 as follows: Mr. Kelley - 2,550 shares, Messrs. Brix, Keefe and Sullivan - 1,050 shares each and Mr. Strutt - 1,530 shares. Shares vested in 2001 as follows: Mr. Kelley
     - 4,050 shares, Messrs. Brix, Keefe and Sullivan - 1,500 shares each and Mr. Strutt - 1,530 shares. Shares vested in 2002 as follows: Mr. Kelley - 5,050 shares, Messrs. Brix, Keefe and Sullivan - 2,000 shares each and Mr. Strutt - 2,030 shares. The number of shares and value of the aggregate restricted stock holdings at December 31, 2002 are: Mr. Kelley - 97,100 shares, $246,634; Messrs. Brix, Keefe and Sullivan - each 35,950 shares, $91,313 and Mr. Strutt - 25,560 shares, $64,922.

(3) These amounts represent (a) the Company's matching contributions up to 1.5% of eligible compensation to the Company's 401(k) Retirement Plan, (b) pension contributions, (c) term life insurance premiums paid by the Company for the benefit of the officers' beneficiaries and (d) personal use of automobile in the following amounts: Mr. Kelley -- $2,750 in matching contributions, $1,200 in insurance premiums and personal use of automobile
     - $6,677, Mr. Brix -- $2,630 in matching contributions and $990 in insurance premiums, Mr. Keefe -- $2,100 in matching contributions and $840 in insurance premiums, Mr. Sullivan -- $2,100 in matching contributions and $840 in insurance premiums and Mr. Strutt - $12,035 in pension contributions. There are no cash values associated with the term life insurance.

                                                 OPTION GRANTS IN 2002

                                                                                      POTENTIAL REALIZED VALUE AT
                                                                                        ASSUMED ANNUAL RATES OF
                                                                                       STOCK PRICE APPRECIATION
                                            INDIVIDUAL GRANTS                               FOR OPTION TERM
                         ----------------------------------------------------------  --------------------------------
          (A)               (B)           (C)         (D)        (E)         (F)        (G)         (H)         (I)

                                      % OF TOTAL               MARKET
                                        OPTIONS               PRICE ON
                                       GRANTED TO   EXERCISE   DATE OF
                           OPTIONS     EMPLOYEES     PRICE      GRANT    EXPIRATION
NAME                     GRANTED (#)    IN 2000     ($/SH)      ($/SH)      DATE       0%($)       5%($)       10%($)
----------------------  -----------   ----------  ---------  ---------  -----------  -------     -------     --------
Brian J. Kelley......     60,000 (1)     19.0        1.55                 10//23/12     0         58,487      148,218

Kenneth G. Brix .....     25,000 (1)      7.9        1.55                 10//23/12     0         24,370       61,758

Roy A. Strutt........     25,000 (1)      7.9        1.55                 10//23/12     0         24,370       61,758

Michael N. Keefe.....     25,000 (1)      7.9        1.55                  10/23/12     0         24,370       61,758

Garrett Sullivan.....     25,000 (1)      7.9        1.55                 10//23/12     0         24,370       61,758

---------------------------------
(1) These options were granted under the Company's 1990 Stock Option Plan at an exercise price equal to the closing market price on the date of grant. Normally, options are granted in connection with the review of annual compensation; however, the Compensation Committee may grant options at other dates at its discretion.

                                AGGREGATE OPTION EXERCISES IN 2002 AND 2002 YEAR-END OPTION VALUES

                              (A)                          (B)            (C)             (D)                (E)
     ------------------------------------------------ ---------------  ------------  ---------------  ---------------
                                                                                                          VALUE OF
                                                                                       NUMBER OF         UNEXERCISED
                                                                                      UNEXERCISED       IN-THE-MONEY
                                                                                       OPTIONS AT        OPTIONS AT
                                                                                       YEAR-END(#)      YEAR-END ($)
                                                      SHARES ACQUIRED     VALUE      ---------------  ---------------
                                                            ON          REALIZED       EXERCISABLE/     EXERCISABLE/
          NAME                                          EXERCISE (#)   EXERCISE ($)   UNEXERCISABLE    UNEXERCISABLE
          ----                                        ---------------  ------------  ---------------  ---------------
     Brian J. Kelley . . . . . . . . . . . . . . . .                                     237,500
                                                                                          85,000            59,400

     Kenneth G. Brix . . . . . . . . . . . . . . . .                                      68,167
                                                                                          33,333            24,750

     Roy A. Strutt . . . . . . . . . . . . . . . . .                                      51,667
                                                                                          33,333            24,750

     Michael N. Keefe. . . . . . . . . . . . . . . .                                      68,167
                                                                                          39,999            24,750

     Garrett Sullivan. . . . . . . . . . . . . . . .                                      68,167
                                                                                          33,333            24,750

PENSION PLANS

     In 1977, the Company adopted a non-contributory, defined benefit pension plan covering substantially all employees in the United States. The Company's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as the Company may determine to be appropriate from time to time.

     In 1994, the Company amended the pension plan to eliminate future benefit accruals after June 30, 1994. Accordingly, new employees are not eligible to participate in the plan and the accrued pension benefit of earlier participants will remain at the level earned based on service through June 30, 1994. At January 1, 2002, the accrued annual pension benefits payable upon the retirement of the officers identified in the Summary Compensation Table were: Brian J. Kelley - $0; Kenneth G. Brix - $0; Michael N. Keefe - $6,319; Garrett Sullivan - $4,623; and Roy A. Strutt - $0.

COMPENSATION OF DIRECTORS

     Directors who were not employees of the Company in 2002 were entitled to payment of (a) an annual fee of $8,000 and (b) $1,000 (maximum $5,000 per year) for each Board meeting attended, of which there were four during 2002, and for each meeting of a committee of the Board not held in conjunction with a Board meeting, of which there were two in 2002. Directors may voluntarily defer the receipt of such fees to a future year. Directors may elect to be paid in cash or in shares of Common Stock of the Company. If a director elected to be paid in shares, he was entitled to 125% of the equivalent value in shares. Directors are also entitled to reimbursement of reasonable travel expenses.

     In September 1998, the Board unanimously approved the Directors' Stock Option Plan covering directors and officers who are not employees of the Company; the stockholders approved the adoption of the Directors' Stock Option Plan (the "Directors' Plan") and the awards thereunder at the Annual Meeting of Stockholders on May 13, 1999. The Board of Directors amended the Directors' Plan in 2000 and 2001, which amendments were approved by stockholders on May 11, 2000 and May 17, 2001, respectively, and was further amended in September 2002, subject to the approval of the Stockholders at the 2003 Annual Meeting. The terms of the Directors' Plan provide for an automatic award to each person who is a participant of options to purchase (1) 3,000 shares of Common Stock on August 1, 2000, 2001 and 2002, (2) 6,000 shares of Common Stock in each subsequent year thereafter, (3) sixty days following the initial election of a director by the Board of Directors a pro rata portion of shares of the annual award and (4) 5,500 shares of Common Stock on November 9, 2002. The option exercise price is 100% of the fair market value per share of Common Stock on the date of the award, as defined in the Directors' Plan. Generally, the options become exercisable one year after the date of award and expire ten years after the date of award. During 2002, Messrs. Connors, Davis, Meehan, Merritt and Stuart were awarded options to purchase (1) 3,000 shares of Common Stock each on August 1 at an exercise price of $1.45 per share and (2) 5,500 shares of Common Stock each on November 9 at an exercise price of $2.00 per share. None of the aforementioned persons exercised options in 2002. The number of unexercised options and the value of unexercised in-the-money options held at December 31, 2002 by Messrs. Davis, Meehan and Merritt were as follows: exercisable - 10,500 shares, $0; unexercisable - 8,500 shares, $6,240 each, by Mr. Connors: exercisable - 5,000 shares, $0; unexercisable - 8,500 shares, $6,240 and by Mr. Stuart: exercisable - 3,250 shares, $0; unexercisable - 8,500, $6,240.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is composed of Messrs. Connors, Meehan and Merritt, all of whom are "non-employee directors" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors of the Company under the direction of the Board of Directors has prepared the following report for inclusion in this Proxy Statement.

     The Compensation Committee annually reviews the performance contributions of the officers of the Company (including the Chief Executive Officer) and makes adjustments to all forms of compensation to those officers. In this capacity the Compensation Committee has oversight capacity, reviews the structure and cost effectiveness and sets performance objectives for the Company's various compensation programs. The Compensation Committee also administers all compensation plans of the Company payable to employees in securities of the Company. The Compensation Committee endorses the position that stock ownership by management is beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value and has increasingly used these elements in the Company's compensation packages for its executive officers.

COMPENSATION PHILOSOPHY

     The Company's compensation programs are designed to serve the Company's goals of long-term growth and to help achieve the Company's business objectives. The Company seeks to integrate all compensation programs with the Company's annual and long-term business objectives and strategy and focus executive behavior on the fulfillment of those objectives.

     To that end the Company follows certain principles in its compensation of executives:

o    The Company pays competitively.

     The Company is committed to providing a compensation program that helps attract, motivate and retain the best people in the industry. To ensure that pay remains competitive, the Company compares its pay practices with those of comparable companies.

o    The Company pays for relative sustained performance.

     Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit, performance relative to competitors and timely new product introductions. Individual performance is evaluated by reviewing organizational and management development progress and the degree to which teamwork and Company values are fostered.

o    The Company seeks fairness in the administration of compensation.

     The Company applies its compensation philosophy Company-wide. The Company tries to achieve a balance of the compensation paid to a particular individual and the compensation paid to other executives inside the Company and its subsidiaries and at comparable companies.

     To serve these objectives and maintain these principles the executive compensation program of the Company is comprised of several elements, including base salary, a cash or stock bonus, stock option, restricted stock and stock purchase plans as well as certain welfare and retirement benefits.

                                    By:   COMPENSATION COMMITTEE

                                          John T. Connors
                                          Jack Meehan
                                          William A. Merritt

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth securities authorized for issuance under all equity compensation plans of the Company at December 31, 2002.

                                              EQUITY COMPENSATION PLAN INFORMATION
                                                                                                       (C)
                                                                                               NUMBER OF SECURITIES
                                          (A)                                            REMAINING AVAILABLE FOR FUTURE
                               NUMBER OF SECURITES TO BE              (B)                     ISSUANCE UNDER EQUITY
                                ISSUED UPON EXERCISE OF     WEIGHTED-AVERAGE EXERCISE           COMPENSATION PLANS
                                  OUTSTANDING OPTIONS,    PRICE OF OUTSTANDING OPTIONS,       (EXCLUDING SECURITIES
       PLAN CATEGORY              WARRANTS AND RIGHTS         WARRANTS AND RIGHTS            REFLECTED IN COLUMN (A))
       -------------           -------------------------  -----------------------------  ------------------------------

Equity compensation plans             1,141,325                      $5.11                          72,987(1)
approved by security holders

Equity compensation plans               536,415(2)                    ____                          17,178(3)
not approved by security
holders

Total                                 1,697,990                       ____                          90,165

(1) Consists of (a) 52,478 shares available for grant of rights under the 1967 Employee Purchase Plan, (b) 17,322 shares available for grant of stock options and (c) 3,187 shares available for grant of restricted stock.
(2)  Consists of shares available for issuance, as follows:
          (a) Rights granted n 2002 to executives to receive 395,000 shares of Common Stock on January 2, 2006. Such rights are subject to immediate vesting in the event of a change in control of the Company and pro-rata vesting in the event of death or involuntary termination for reasons other than cause. The total value of the rights at the date of grant was $612,000 based on the fair market value of the Common Stock ($1.55 per share) on the date of grant; $150,000 was charged to expense in 2002 related to this grant.
          (b) Rights of directors to receive 90,415 shares of Common Stock. Directors may elect to receive their fees in shares of Common Stock and defer receipt of such shares to a future date. If a director elects to be paid in shares, he is entitled to 125% of the equivalent value of the fees in shares.
          (c) Rights granted in 2001 to executives to receive 71,000 shares of Common Stock, the receipt of which has been voluntarily deferred by the executives to a future year. The total value of the rights was $338,000 based on the average fair market value of the Common Stock as the shares vested during 2001 ($4.76 per share), which amount was charged to expense in 2001.

(3)  Consists of shares available for issuance for directors' fees.

PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the S&P 500 Index and the Media General Telecommunications Processing Systems and Products Industry Group (the "MG Peer Group") for the five years ended December 31, 2002.1

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                     OF COMPANY, PEER GROUP AND BROAD MARKET





                              [PERFORMANCE GRAPH]





-------------------- ---------- ---------- --------- --------- ---------- ----------

                        1997        1998      1999      2000      2001       2002
-------------------- ---------- ---------- --------- --------- ---------- ----------
Cognitronics            $100        $48       $132       $70       $37        $20
-------------------- ---------- ---------- --------- --------- ---------- ----------
MG Peer Group           $100        $179      $338      $173       $56        $15
-------------------- ---------- ---------- --------- --------- ---------- ----------
S&P 500                 $100       $1129      $156      $141      $125        $97
-------------------- ---------- ---------- --------- --------- ---------- ----------


----------------------------

     1 Assumes that the value of the investment in the Company's Common Stock and each index was $100 on December 31, 1997 and that all dividends were reinvested.

                             ADDITIONAL INFORMATION

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of nonaudit services with the auditors' independence.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for the respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors for the year ending December 31, 2003.

        By:    AUDIT COMMITTEE

               John T. Connors       William A. Merritt
               Edward S. Davis       William J. Stuart
               Jack Meehan

QUALIFICATIONS OF AUDIT COMMITTEE MEMBERS

     The Company's Board of Directors has reviewed the qualifications of each of the members of the Audit Committee and has determined that all of them are independent (as independence is defined in Section 121A of the American Stock Exchange's listing standards). In addition, the Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees."

 AUDIT COMMITTEE CHARTER

     In May 2000, the Board adopted an Audit Committee Charter. In May and September 2001, the Audit Committee reviewed and reassessed the charter and in September 2001 the Board approved a revised charter, a copy of which is attached to this Proxy Statement for stockholder review as Exhibit D. The charter sets forth the organization of the Audit Committee, a statement of policy and the Audit Committee's responsibilities and processes. The Audit Committee shall review and reassess the charter at least annually and request the approval of the Board.

INDEPENDENT AUDITORS' FEES

     The aggregate fees billed or expected to be billed by Ernst & Young for its 2002 services are as follows:

                                                                   2002          2001
                                                                   ----          ----
     Audit Fees - Review of the Company's quarterly              $151,400      $165,500
     financial statements, audit of the annual financial
     statements and related consulting.

     Financial Information Systems Design and                       None          None
     Implementation Fees

     Other fees - Preparation of the Company's federal              None        $37,600
     and state tax returns and related matters.

OTHER INFORMATION CONCERNING THE BOARD OR ITS COMMITTEES

     The Company's Board of Directors has four Committees - Audit, Compensation, Executive and Nominating. The Audit Committee, of which Messrs. Connors, Davis, Meehan, Merritt and Stuart are members, meets with the independent auditors and reviews and reports to the Board of Directors on the scope and results of audits. The Compensation Committee, of which Messrs. Connors, Meehan, and Merritt are members, is charged with reviewing officers' compensation and administers the Company's 1967 Employee Stock Purchase Plan, 1990 Stock Option Plan and Restricted Stock Plan. The Executive Committee, of which Messrs. Davis, Kelley and Meehan are members, is authorized to consider and take action on matters in the absence of a full Board of Directors meeting. The Nominating Committee, of which Messrs. Connors, Davis, Meehan, Merritt and Stuart are members, is charged with reviewing the performance of directors and considering all nominations (including nominations by stockholders) to the Board of Directors of the Company. During 2002, the Committees met as follows: Audit and Compensation - twice; the Executive and Nominating Committees did not meet in 2002.

     During 2002, the Board met four times, and each Director of the Company attended 75% or more of the total number of meetings of the Board held during the year and of the Committees of the Board on which he served.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Indemnity Agreements between the Company and individual officers and directors have been executed to allow those officers and directors to benefit from New York's indemnification statute. In accordance with the provisions of these Indemnity Agreements, the Company has agreed, subject to limitations, to indemnify and pay the reasonable expenses of officers and directors adjudicated liable in any civil, criminal or other action or proceeding, including any derivative action, for the acts or decisions made by them in good faith while performing services for the Company. Such indemnification would be made by the Company as specified in the Indemnity Agreements and any expenses or other amounts paid by way of indemnification, otherwise than by court order or action of the stockholders, would be reported to stockholders as provided by law. No indemnification by the Company would be made to or on behalf of any officer or director if a judgment or other final adjudication adverse to such officer or director established that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled. The Indemnity Agreements also obligate the Company to advance to officers and directors funds to pay the reasonable expenses incurred from time to time before any final determination of their rights to indemnification, subject to repayment to the extent required by the indemnification terms.

     The Company's Certificate of Incorporation limits the personal liability of directors to the Company or its stockholders for certain breaches of duty as directors, as permitted by New York law.

     The Company carried Directors' and Officers' Liability Insurance covering directors and officers for amounts up to $5 million in 2002.

     During 2002 and in the current year, the Company retained the law firm of Hughes Hubbard & Reed LLP. Edward S. Davis, a director, was a partner of that firm in 2002 and counsel in 2003.

     The Company has advanced to officers amounts principally for income taxes related to stock awards under its 1990 Stock Option and Restricted Stock Plans and stock bonuses. In connection therewith, the largest aggregate amount the executive officers were indebted to the Company since January 1, 2002, which is also the aggregate amount at March 1, 2003 are as follows: Mr. Kelley, President and a director - $467,340; Mr. Brix, a Vice President - $159,043; Mr. Strutt, a Vice President - $599,894; Mr. Keefe, a Vice President -$77,794; and Mr. Sullivan, Treasurer - $380,101. The above indebtedness, which is partially unsecured and is payable on demand, bears interest at varying rates approximating market rates. There were no such advances subsequent to July 28, 2002.

     The Company has entered into Executive Severance Agreements (the "Agreements") regarding change in control with Messrs. Kelley, Brix, Strutt, Keefe, Sullivan and one other officer of the Company (individually, the "Executive"; collectively, the "Executives"). Under these Agreements, a "change in control" occurs if (a) the stockholders of the Company approve (i) any merger or consolidation of the Company (unless the voting stock of the Company outstanding immediately prior thereto continues to represent more than 50% of the combined voting power of the Company or the surviving entity thereafter or at least a majority of the directors of the Company or the surviving entity after the merger or consolidation were directors of the Company prior thereto),
(ii) the sale, lease, exchange or other transfer of all or substantially all of the Company's assets to any other company or (iii) any plan or proposal for the liquidation or dissolution of the Company, (b) persons who were directors of the Company on November 1, 1995 (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors, provided, however, that any person subsequently becoming a director whose election is approved by a vote of at least a majority of the then Incumbent Directors will be considered an Incumbent Director or (c) any person (other than the Company, its subsidiaries or any employee benefit plan of the Company), together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, of 20% or more of the Company's Common Stock. The Agreements provide that the Executive's compensation, responsibilities and employee benefits will not be reduced following a change in control. The Agreements also provide that if the Executive's employment with the Company is terminated under certain circumstances the Executive will continue to receive certain medical, insurance and other employee benefits for a period of two years and will receive a lump sum payment equal to, but limited by the amount deductible for income tax purposes under the Internal Revenue Code, 200% of the sum of (A) the greater of
(i) the Executive's annual salary as in effect immediately prior to the termination or (ii) the Executive's salary as in effect immediately prior to the change in control and (B) the greater of (i) the Executive's annual bonus for the prior annual period, including performance bonus, amounts vested under the Company's Restricted Stock Plan and amounts under any other bonus program of the Company (the "Bonus Amounts") or (ii) the average Bonus Amounts for the prior two years. These benefits will be provided to the Executives, other than Mr. Kelley, in the event that the Executive's employment is terminated within two years following a change in control (i) by the Company for any reason other than death, disability or cause or (ii) by the Executive under certain, limited circumstances, and to Mr. Kelley if his employment is voluntarily or involuntarily terminated (other than for death, disability or cause) within two years following a change in control. Payments to the Executives under the Agreements are limited to such amounts to permit all payments to the Executives to be made by the Company to be deductible in accordance with Section 280G of the Internal Revenue Code. The terms of these Agreements expire on October 16, 2005, unless a change in control has occurred on or prior to such date, in which case the Agreements will continue in effect for two years following the change in control.

     In the event of a change in control, the Company's 1990 Stock Option and Directors' Option Plans provide that all outstanding stock options will become fully exercisable. In the event of a change in control followed by termination of employment, the Company's Restricted Stock Plan provides that the restrictions on shares of the Company's Common Stock previously awarded will terminate.

     Except as described above, no director or officer had any material interest in any material transaction of the Company or any of its subsidiaries during the period from January 1, 2002 to March 1, 2003 or any such proposed transaction, nor had any of their associates.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     In accordance with Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), the Company's directors, officers and any person holding more than ten percent of the Company's Common Stock are required to file reports of ownership and any changes in ownership with the Securities and Exchange Commission, the American Stock Exchange and the Company. The Company believes that all of these filing requirements were timely satisfied during 2002 by its directors, officers and ten percent holders, except each of the following made late filings: Messrs. Connors, Mayer, Meehan, Merritt and Stuart - 2 reports, 2 transactions and Mr. Davis - 2 reports, 4 transactions. Each of the late transactions were subsequently filed. In making these statements, the Company has relied on the written representations of its directors and officers and copies of reports they have filed with the Securities and Exchange Commission.

MANAGEMENT RECOMMENDS A VOTE FOR THE ELECTION OF THE SIX NOMINEES TO THE BOARD OF DIRECTORS.

2.   APPROVAL OF THE COMPANY'S 1990 STOCK OPTION PLAN, AS AMENDED

GENERAL

     In July 1990, the stockholders of the Company approved the adoption of the Company's 1990 Stock Option Plan (the "1990 Plan"). Under the 1990 Plan, as amended, an aggregate of 1,847,500 shares of Common Stock (adjusted for stock splits) were reserved for issuance pursuant to stock options.

     In April 2003, subject to stockholder approval at the 2003 Annual Meeting, the Board of Directors adopted an amendment to the 1990 Plan to increase the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the 1990 Plan by 85,000 to a total of 1,932,500 shares.

     As of March 31, 2003 outstanding and unexercised options to purchase 1,040,325 shares were held by 60 persons, with exercise prices ranging from $1.55 to $9.70 per share and a weighted average exercise price of $5.51 per share. Taking into account the increase of 85,000 shares reserved for the 1990 Plan approved by the Board of Directors and to be submitted for stockholder approval at the 2003 Annual Meeting, 101,072 shares will be available for future option grants.

     During 2002, options to purchase an aggregate of 140,500 shares of Common Stock, at an exercise price of $1.55 per share, were granted under the 1990 Plan to 53 employees as a group (excluding all executive officers); no options to purchase shares were exercised in 2002 under the 1990 Plan by this group.

     On March 31, 2003, the closing price on the American Stock Exchange of the Company's Common Stock was $1.75.

     The following table shows, as to (i) the persons identified in the Summary Compensation Table; (ii) each nominee for election as a director who is, or has been in the past, eligible to participate in the 1990 Plan; (iii) any person who has received 5% or more of grants; (iv) all current executive officers as a group; and (v) all employees as a group (excluding all executive officers), the number of shares for which options are outstanding under the 1990 Plan as of March 31, 2003:

                                                                         NUMBER OF SHARES
                                                                        FOR WHICH OPTIONS
     NAME OF INDIVIDUAL OR GROUP                                         ARE OUTSTANDING
     ---------------------------                                         ---------------
     Brian J. Kelley ................................................        322,500
     Roy A. Strutt ..................................................         85,000
     Kenneth G. Brix ................................................        101,500
     Michael N. Keefe ...............................................        101,500
     Garrett Sullivan ...............................................        101,500
     All executive officers as a group (6 persons) ..................        803,500
     All employees as a group (excluding all
     executive officers)(54 persons) ................................        236,825

SUMMARY OF THE PROVISIONS OF THE OPTION PLAN

     The following summary of the 1990 Plan, including the proposed amendment, is qualified in its entirety by the specific language of the 1990 Plan, a copy of which is attached to this Proxy Statement as Exhibit A for stockholder review.

     The 1990 Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee will be comprised of not less than three members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Committee has authority, subject to the terms of the 1990 Plan, to determine the persons to whom options may be granted, the number of shares to be covered by each option and the time or times at which options will be granted, and to interpret the 1990 Plan and make all determinations necessary or advisable for its administration. The Committee may consult with legal counsel, who may be counsel to the Company, and will not incur any liability for any action taken in good faith in reliance upon the advice of counsel. The Board has the right to exercise any authority granted to the Committee under the 1990 Plan.

     Full-time employees, including officers, of the Company and its subsidiaries are eligible to participate in the 1990 Plan. A member of the Committee is not eligible, while a member, to receive an option under the 1990 Plan, but may exercise any options previously granted to him. The approximate number of persons eligible to participate in the 1990 Plan on March 31, 2003 was
90. No employee may be granted options with respect to more than 100,000 shares of Common Stock in any calendar year.

     The date of grant of an option under the 1990 Plan will be the date on which the option is awarded by the Committee.

     The option price per share of Common Stock is the closing price of Common Stock recorded on the American Stock Exchange on the day the option is granted or on the last trading day prior thereto.

     Each option expires no later than the tenth anniversary of the date of its grant. The Committee determines the vesting schedule and other terms and conditions of each grant. The Committee may accelerate the vesting of any option. After becoming exercisable, each installment remains exercisable until expiration or termination of the option. An option may be exercised from time to time, in whole or part, up to the total number of shares with respect to which it is then exercisable. Payment of the purchase price will be made in such manner as the Committee may provide in the option, which may include cash (including cash equivalents) or payroll deductions, any other manner permitted by law and determined by the Committee, or any combination of the foregoing.

     If an optionee ceases, other than by reason of death or retirement, to be employed by the Company or a subsidiary, all options granted to him and exercisable on the date of his termination of employment terminate on the earlier of such options' expiration or three months after the date his employment ends or as otherwise determined by the Committee. Any installments not exercisable on the date of such termination lapse and are thenceforth unexercisable. Whether authorized leave of absence or absence in military or governmental service may constitute employment for the purposes of the 1990 Plan is to be conclusively determined by the Committee.

     If an optionee retires, all options held by him on the date of his retirement shall become exercisable on such date and shall terminate on the earlier of the option's expiration or the first anniversary of the day of his retirement.

     If an optionee dies, his option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution, at any time prior to the earlier of the option's expiration or the first anniversary of the optionee's death. On the earlier of such dates, the option terminates.

     No option is assignable or transferable by the optionee except by will or by laws of descent and distribution, and during the lifetime of the optionee the option may be exercised only by him. At the request of an optionee, shares of Common Stock purchased on exercise of an option may be issued in or transferred to the name of the optionee and another person jointly with the right of survivorship.

     The number and exercise price of shares of Common Stock covered by each option, the total number of shares that may be sold under the 1990 Plan, and the maximum number of shares that may be sold, issued or transferred to an employee, will be adjusted to reflect, as deemed equitable and appropriate by the Committee, any stock dividend, stock split or share combination of the Common Stock or recapitalization, merger, consolidation, extraordinary dividend, spin-off, split-off or other change in capital structure of the Company. Any such change shall preserve the aggregate value of outstanding options. In the event of a change in control (as defined in the 1990 Plan) all outstanding options will become fully exercisable.

     The Board may discontinue the 1990 Plan at any time and may amend it from time to time. No amendment or discontinuation of the 1990 Plan may adversely affect any award previously granted without the optionee's written consent. Amendments may be made without stockholder approval except as required to satisfy applicable law or stock exchange requirements.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE 1990 PLAN

     Options granted under the 1990 Plan may be either incentive or non-qualified stock options. Incentive stock options are those that are intended to be treated as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"). The grant of either an incentive stock option or a non-qualified option under the Plan is not taxed at the time of grant.

     When a non-qualified option is exercised, the excess of the fair market value of the shares received over the option price (the "option spread") is taxable as ordinary income to the option holder. Any gain or loss on a later disposition of the shares acquired through the exercise of an option will constitute capital gain or loss to the optionee in an amount equal to the difference between the sale proceeds and the fair value market value at the time of exercise.

     The holder of an incentive stock option generally will not be taxed when the option is exercised prior to termination of employment or within specified periods (generally three months) thereafter. However, the option spread will constitute an item of tax preference which may cause an option holder to be subject to the alternative minimum tax. Provided the Common Stock received upon exercise of the incentive stock option is not disposed of within one year of receipt of the shares upon exercise and two years of the date on which the option is granted, the gain on the subsequent disposition will receive capital gains treatment. If the shares acquired upon the exercise of an incentive stock option are disposed of before the end of such holding periods, the option holder will recognize ordinary income in an amount equal to the lesser of (1) the option spread on the date of exercise, or (2) the excess of the amount received upon disposition of the shares over the option exercise price. Any excess of the amount received upon disposition of the shares over the value of the shares on the exercise date will be taxed as capital gain.

     For a non-qualified option, the Company generally will be entitled to a deduction at the same time and in the same amount that the option holder recognizes ordinary income, to the extent that such income is considered reasonable compensation under the Code. For an incentive stock option, the Company generally will not be entitled to a deduction upon the exercise of the option. However, if an incentive stock option holder does not satisfy the employment or holding period requirements described above, the Company generally would be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the option holder.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The Board of Directors believes that this amendment to the 1990 Plan is in the best interests of the Company, as the availability of an adequate number of shares for issuance pursuant to the 1990 Plan is important to attracting, motivating and retaining qualified personnel essential to the continued success of the Company. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Annual Meeting is required for approval of this proposal. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain will be counted in determining the presence of a quorum but will not be counted as for the amendment. Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as for the amendment.

MANAGEMENT RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1990 PLAN, AS AMENDED.

3.   APPROVAL OF THE COMPANY'S RESTRICTED STOCK PLAN, AS AMENDED

GENERAL

     In May 1995, the stockholders of the Company approved the adoption of the Company's Restricted Stock Plan (the "Restricted Plan") and, in May 1998, 2000 and 2001, amendments thereto. Under the Restricted Plan, an aggregate of 535,000 shares of Common Stock (adjusted for a stock split) were reserved pursuant to awards to be made. The purpose of the Restricted Plan is: (a) to increase the proprietary interest in the Company of those Key Employees whose responsibilities and decisions directly affect the performance of the Company and its subsidiaries; (b) to provide rewards for those Key Employees who make contributions to the success of the Company and its subsidiaries; and (c) to attract and retain persons of superior ability as Key Employees of the Company and its subsidiaries. A "Key Employee" is an officer or other employee who, in the judgment of the Committee administering the Restricted Plan, is responsible for or contributes to the management, growth, technology, or profitability of the business of the Company or any subsidiary or other affiliate of the Company (a "Participating Company").

     In April 2002, subject to stockholder approval at the Annual Meeting, the Board of Directors adopted an amendment to the Restricted Plan, to increase the number of shares of Common Stock reserved for issuance upon awards to Key Employees by 100,000 to a total of 635,000 shares.

     Since the inception of the Restricted Plan to March 31, 2003, 534,000 shares of Common Stock have been issued to 19 Key Employees with market values on the date of the awards ranging from $1.55 to $9.06 per share and a weighted average market value of $5.95 per share, and 2,187 shares have been forfeited. Taking into account the increase of 100,000 shares reserved for the Restricted Plan approved by the Board of Directors and to be submitted for stockholder approval at the Annual Meeting, 103,187 shares will be available for future stock awards.

     On March 31, 2003, the closing price on the American Stock Exchange of the Company's Common Stock was $1.75.

SUMMARY OF THE PROVISIONS OF THE RESTRICTED PLAN

     The following summary of the Restricted Plan, including the proposed amendment, is qualified in its entirety by the specific language of the Restricted Plan, a copy which is attached to the Proxy Statement as Exhibit B for stockholder review.

     The Restricted Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company. The Committee will be comprised of not less than two members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act. The Committee is authorized to establish such rules and regulations as it deems necessary or advisable for the proper administration of the Restricted Plan and to take such other action in connection with or in relation to the Restricted Plan as it deems necessary or advisable. Each decision made or action taken pursuant to the Restricted Plan, including interpretation of the Restricted Plan and the awards granted thereunder by the Committee, will be final and conclusive for all purposes.

     The Board may, at any time, amend or terminate the Restricted Plan. The Restricted Plan may also be amended by the Committee if such amendments are reported to the Board. Amendments may be made without stockholder approval except as required by applicable law or stock exchange requirements. No amendment or termination of the Restricted Plan may affect an award theretofore granted under the Restricted Plan without the written consent of the Key Employee affected. The Restricted Plan also provides for adjustment of the number of shares available under the Restricted Plan and subject to outstanding awards in the event of specified changes in the Company's capital structure.

     No member or former member of the Committee or the Board will be liable for any action or determination made in good faith with respect to the Restricted Plan or any award granted under it.

     Participation in the Restricted Plan will be limited to Key Employees of the Participating Companies who have been selected by the Committee to participate in the Restricted Plan.

     The Chief Executive Officer ("CEO") of the Company may recommend Key Employees to participate in the Restricted Plan, and may recommend the timing, amount and restrictions, if any, and other terms and conditions of an award, subject to the terms of the Restricted Plan. The Committee, in its sole discretion, has the authority to grant awards under the Restricted Plan, which may be made in accordance with the recommendations of the CEO or otherwise.

     Each award will be evidenced by a written award agreement, in a form to be adopted by the Committee. Each award agreement will be subject to and incorporate the express terms and conditions, if any, required by the Restricted Plan, and contain such corporate or personal performance goals, restrictions, terms and conditions as the Committee may determine.

     To the extent that a Key Employee remains continuously employed by a Participating Company, Common Stock received as an award will vest annually in 20% increments beginning on the second anniversary date of the award, to be 100% vested on the sixth anniversary date of the award. However, upon a Key Employee's death, total disability or retirement on or after reaching the age of 62, shares of Common Stock will vest on a pro rata basis over six years from the date of grant of the award.

     The Committee may elect to waive or accelerate the vesting schedule, in whole or in part, at any time at or after an award. Shares of Common Stock which do not vest will be forfeited to the Company. If following a change in control, a Key Employee's employment is terminated without cause or there is a constructive termination without cause as defined in the Restricted Plan, all shares of Common Stock subject to that Key Employee's awards will become immediately vested. Change of control includes (i) specified mergers, sales of assets and plans of liquidation, (ii) a majority of the Board ceasing to be incumbent directors as defined in the Restricted Plan, and (iii) any person becoming the owner of more than 20% of the Company's voting securities as defined in the Restricted Plan.

     Each certificate representing shares of Common Stock issued pursuant to an award under the Restricted Plan will be registered in the name of the Key Employee and held, together with a stock power endorsed in blank, by the Company. Unless and until such shares of Common Stock fail to vest, the Key Employee will be entitled to vote all such shares of Common Stock and receive all dividends thereon, if any.

     Certificates held by the Company representing shares of Common Stock which are no longer subject to vesting under the Restricted Plan will be delivered by the Company to the Key Employee in the form of a freely transferable certificate promptly after becoming vested, provided the Key Employee has paid all taxes required to be withheld.

     The terms of the Restricted Plan are binding upon the Company and its successors and assigns.

     The Board may at any time terminate the Restricted Plan as of any date specified in a resolution adopted by the Board. No award may be granted after the Restricted Plan has terminated. Termination of the Restricted Plan will not affect any award previously granted.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The Board of Directors believes that this amendment to the Restricted Plan is in the best interests of the Company, as the availability of an adequate number of shares for issuance pursuant to the Restricted Plan is important to attracting, motivating and retaining qualified personnel essential to the continued success of the Company. The affirmative vote of a majority of the outstanding shares of Common Stock represented at the Annual Meeting is required for approval of this proposal. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain will be counted in determining the presence of a quorum but will not be counted as for the amendment.

Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as for the amendment.

MANAGEMENT RECOMMENDS A VOTE FOR THE APPROVAL OF THE RESTRICTED PLAN, AS
AMENDED.

4.   APPROVAL OF THE COMPANY'S DIRECTORS' STOCK OPTION PLAN, AS AMENDED

GENERAL

     In May 1999, the stockholders of the Company approved the adoption, and, in May 2000 and 2001, an amendment thereto, of the Company's Directors' Stock Option Plan, as amended (the "Directors' Plan"). Under the Directors' Plan, 102,500 shares of the Company's Common Stock (adjusted for stock splits) were reserved for issuance upon the exercise of options awarded thereunder.

     The purpose of the Directors' Plan is to increase the ownership interest in the Company of non-employee directors and officers whose services are considered essential to the Company's continued progress, to align such interests with those of the stockholders of the Company and to provide a further incentive to serve as a director or officer of the Company.

     In April 2003, subject to stockholder approval at the Annual Meeting, the Board of Directors adopted an amendment to the Directors' Plan, including an increase in the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the Directors' Plan by 85,000 to a total of 187,500 shares and changes in the terms and exercise of option grants.

     At March 31, 2003, outstanding and unexercised options to purchase 101,250 shares of the Company's Common Stock were held by 6 participants with exercise prices ranging from $1.45 to $12.63 per share, and there were 1,250 shares available for future option grants at that date.

     On March 31, 2003, the closing price of the Company's Common Stock on the American Stock Exchange was $1.75.

     The following table shows, as to (i) each nominee for election as a director who is eligible to participate in the Directors' Plan; (ii) the persons identified in the Summary Compensation Table; (iii) any person who has received 5% or more of grants ; and (iv) all current participants as a group, the number of shares for which options are outstanding under the Directors' Plan as of March 31, 2003:

                                                                     NUMBER OF SHARES FOR
     NAME OF INDIVIDUAL OR GROUP                                 WHICH OPTIONS ARE OUTSTANDING
     ---------------------------                                 -----------------------------
     John T. Connors ..........................................             13,500
     Edward S. Davis ..........................................             19,000
     Jack Meehan ..............................................             19,000
     Harold F. Mayer...........................................             19,000
     William A. Merritt .......................................             19,000
     William J. Stuart ........................................             11,750
     All current participants as a group (6 persons) ..........            101,250

SUMMARY OF THE PROVISIONS OF THE DIRECTORS' PLAN

     The following summary of the Directors' Plan is qualified in its entirety by the specific language of the Directors' Plan which is attached to this proxy statement as Exhibit C.

     The Directors' Plan is administered by the Board of Directors.

     The Directors' Plan covers outside directors and officers which means a director or officer of the Company who is neither an employee of the Company nor of any subsidiary of the Company ("Participant").

     The Directors' Plan provides for an automatic award of an option to purchase (1) 3,000 shares of Common Stock to each person who was a Participant on September 17, 1998, the Effective Date of the Plan, (2) 3,000 shares of Common Stock to each person who is a Participant on August 1, 2000, 2001 and 2002, (3) 6,000 shares of Common Stock in each subsequent year thereafter, but not to a Participant elected by the Board of Directors subsequent to the Annual Meeting of Stockholders immediately preceding such August 1, (4) sixty days following the initial election of a director by the Board of Directors, an option to purchase a portion of the number of shares set forth in (3) above based on the ratio between the number of months between the date of such election and the next Annual Meeting of Stockholders and twelve (12) months and
(5) 5,500 shares of Common Stock on November 9, 2002.

     The option price is 100% of the Fair Market Value per share of Common Stock on the Date of Award, as defined in the Directors' Plan.

     Each option expires no later than the tenth anniversary of its Date of Award and becomes exercisable on the date one year after the Date of Award. The Board may waive any exercise conditions or accelerate the exercisability of the option at any time. After becoming exercisable, each option remains exercisable until its expiration or termination. An option may be exercised from time to time, in whole or part, up to the total number of shares with respect to which it is then exercisable. Payment of the option price will be made in such manner as the Board may provide in the option, which may include cash (including cash equivalents) or any other manner permitted by law as determined by the Board or any combination of the foregoing.

     If a Participant ceases, other than by reason of death or retirement, to be a director or officer of the Company, all options awarded to him and exercisable on the date he ceases to be a director or officer terminate on the earlier of such options' expiration or one year after the date he ceases to be a director or officer or as otherwise determined by the Board. Any option not exercisable on the date of such termination lapse and are thenceforth unexercisable.

     If a Participant retires, all options held by him on the date of his retirement shall become exercisable on the date of his retirement and terminate on the earlier of such option's expiration or the first anniversary of the day of his retirement.

     If a Participant dies, all options held by him on the date of his death become exercisable on the date of his death and may be exercised by his estate, personal representative or beneficiary who acquires the options by will or by the laws of descent and distribution and shall terminate on the earlier of such option's expiration or the first anniversary of the date of his death.

     To the extent an outstanding option expires or terminates unexercised or is canceled or forfeited, the shares subject to the expired, unexercised, canceled or forfeited portion of such option are available again for awards of options under the Directors' Plan.

     Upon the occurrence of a change in control, as defined in the Directors' Plan, all outstanding options become fully exercisable in accordance with the terms and conditions of the Directors' Plan.

     No option is assignable or transferable by the optionee except by will or by laws of descent and distribution, and, during the lifetime of the optionee, the option may be exercised only by him. At the request of an optionee, shares of Common Stock purchased on exercise of an option may be issued in or transferred to the name of the optionee and another person jointly with the right of survivorship.

     The number and price of shares of Common Stock covered by each option, the total number of shares that may be sold under the Directors' Plan, and the maximum number of shares that may be sold, issued or transferred to a Participant, will be proportionately adjusted to reflect, as deemed equitable and appropriate by the Board, any stock dividend, stock split or share combination of the Common Stock or recapitalization of the Company. To the extent deemed equitable and appropriate by the Board, subject to any required action by stockholders, in any merger, consolidation, reorganization, liquidation or dissolution, any option granted under the Directors' Plan will be adjusted to reflect the securities and other property to which a holder of the number of shares of Common Stock covered by the option would have been entitled to receive in connection with such event.

     The Board may discontinue the Directors' Plan at any time and may amend it from time to time. No amendment or discontinuation of the Directors' Plan may adversely affect any option previously awarded without the optionee's written consent. Amendments may be made without stockholder approval except as required to satisfy applicable law or stock exchange requirements.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE DIRECTORS' PLAN

     The Company believes that under present law, the following are the federal tax consequences generally arising with respect to option awards under the Directors' Plan. The award of an option will create no tax consequences for an optionee or the Company. Upon exercising an option, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. The Company will be entitled to a deduction for the same amount. Any gain or loss on a later disposition of shares acquired through the exercise of an option will constitute capital gain or loss to the optionee equivalent to the difference between the sale proceeds and the aforementioned fair market value. The applicable holding period to determine whether such gain is long- or short-term is measured from the date of the option exercise. There will be no tax consequences to the Company in connection with a disposition of shares acquired under an option.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The Board of Directors believes that adoption and approval of the Directors' Plan is in the best interests of the Company, as it is important to attracting, motivating and retaining qualified non-employee directors and officers essential to the continued success of the Company. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Annual Meeting is required for approval of this proposal. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain will be counted in determining the presence of a quorum but will not be counted as for the proposal. Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as for the proposal.

MANAGEMENT RECOMMENDS A VOTE FOR THE APPROVAL OF THE DIRECTORS' PLAN, AS
AMENDED.

4.   APPROVAL OF SELECTION OF INDEPENDENT AUDITORS

     Ernst & Young LLP have been selected as independent auditors to audit the Company's financial records for the year ending December 31, 2003, and management recommends that the selection be approved by the stockholders. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions. Ernst & Young LLP have audited the Company's financial statements since 1962, and management considers Ernst & Young LLP to be well qualified. Should the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy not approve the selection of Ernst & Young LLP, the Company will interpret that vote as an instruction to seek other auditors. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain will be counted in determining the presence of a quorum but will not be counted as for the selection. Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as for the selection.

MANAGEMENT RECOMMENDS A VOTE FOR THE APPROVAL OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

5.   OTHER MATTERS

     Proxies will be voted on such other business as may properly come before the Annual Meeting, although as of the date of this proxy statement the only matters which management intends to present or knows that others will present at the meeting or any adjournment thereof are the matters listed in the accompanying notice of meeting. As to other business, if any, which may properly come before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

     The entire cost of soliciting proxies will be borne by the Company. It is intended to solicit proxies only by mail. To the extent necessary in order to insure sufficient representation, officers and regular employees of the Company may request the return of proxies in person, or by telegram or telephone.

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

     Any stockholder proposal intended to be presented at the 2004 Annual Meeting of Stockholders of the Company must be received at the offices of the Company, 3 Corporate Drive, Danbury, Connecticut 06810-4130, on or before 5:00 p.m. on December 22, 2003 whether or not the proposal is to be included in the Company's proxy materials relating to the meeting. Any stockholder proposal for nomination of a person for election to the Board of Directors at the 2004 Annual Meeting must be so received on or before 5:00 p.m. on January 8, 2004. Timely receipt of a stockholder proposal satisfies only one of the various requirements for inclusion of such a proposal in the Company's proxy materials.

                                           By Order of the Board of Directors,
                                                               HAROLD F. MAYER
                                                                     SECRETARY
Dated:  April 21, 2003

                                                                       EXHIBIT A

                            COGNITRONICS CORPORATION
                       1990 STOCK OPTION PLAN, AS AMENDED

1.   PURPOSE

     This incentive stock option plan (the "Plan") is intended to provide incentives to executives and other key employees of Cognitronics Corporation (the "Company") and its Subsidiaries by providing them with opportunities for stock ownership under the Plan. "Subsidiary" means any corporation in which the Company or another Subsidiary or both owns 50% or more of the combined voting power of all classes of stock.

2.   ADMINISTRATION

     The Plan shall be administered by a committee of not less than three directors of the Company (the "Committee")selected by, and serving at the pleasure of, its Board of Directors (the "Board"). A director may not serve on the Committee unless he is a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, (or any successor rule thereto).

     The Committee shall have authority, subject to the terms of the Plan, to determine the persons eligible for options and those to whom options shall be granted, the number of shares to be covered by each option, the time or times at which options shall be granted, and the terms and provisions of the instruments by which options shall be evidenced, and to interpret the Plan and make all determinations necessary or advisable for its administration. The Committee may consult with legal counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. The Board reserves to itself the right to exercise any authority granted to the Committee hereunder.

3.   ELIGIBILITY

     Full-time employees, including officers, of the Company or any Subsidiary or both, shall be eligible to participate in the Plan. A member of the Committee shall not be eligible, while a member, to receive an option under the Plan, but may exercise any options previously granted to him. No employee shall be granted options with respect to more than 100,000 shares of Common Stock in any calender year, subject to adjustment pursuant to Section 7.

4.   STOCK

     The stock as to which options may be granted shall be the Company's common stock, par value $.20 per share ("Common Stock"). When options are exercised the Company may either issue unissued Common Stock or transfer issued Common Stock held in its treasury. The total number of shares of Common Stock which may be sold to employees under the Plan pursuant to options shall not exceed 1,932,500 shares. If an option expires, or is otherwise terminated prior to its exercise, the Common Stock covered by such option immediately prior to such expiration or other termination shall continue to be available under the Plan.

5.   GRANTING OF OPTIONS

     The "Date of Grant" of an option under the Plan shall be the date on which the option is awarded by the Committee. The grant of any option to any employee shall neither entitle such employee to, nor disqualify him from, participation in any other grant of options.

6.   TERMS AND CONDITIONS OF OPTIONS

     Options shall be evidenced by instruments in form approved by the Committee. Such instruments shall conform to the following terms and conditions:

     (a) OPTION PRICE. The option price per share of Common Stock shall be the Fair Market Value of a share of Common Stock on the Date of Grant. "Fair Market Value" shall be the closing price of the Common Stock recorded on the American Stock Exchange on the Date of Grant or the last trading day prior thereto.

     (b) TERM AND EXERCISE OF OPTIONS. Each option shall expire no later than the tenth anniversary of its Date of Grant. Options shall become exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee may waive such exercise provisions or accelerate the exercisability of the option at any time. After becoming exercisable, each installment shall remain exercisable until expiration or termination of the option. An option may be exercised from time to time, in whole or part, up to the total number of shares with respect to which it is then exercisable. Payment of the purchase price will be made in such manner as the Committee may provide in the option, which may include cash (including cash equivalents), payroll deductions, any other manner permitted by law as determined by the Committee or any combination of the foregoing.

     (c) TERMINATION OF EMPLOYMENT. If an optionee ceases, other than by reason of death or retirement, to be employed by the Company or a Subsidiary, all options granted to him and exercisable on the date of his termination of employment shall terminate on the earlier of such options' expiration or three months after the day his employment ends or as otherwise determined by the Committee. Any installment not exercisable on the date of such termination shall lapse and be thenceforth unexercisable. Whether authorized leave of absence or absence in military or governmental service may constitute employment for the purposes of the Plan shall be conclusively determined by the Committee. (d) Retirement of optionee. If an optionee retires, all options held by him on the date of his retirement shall become exercisable on the date of his retirement and shall terminate on the earlier of such option's expiration or the first anniversary of the day of his retirement.

     (e) DEATH OF OPTIONEE. If an optionee dies, his option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution, at any time prior to the earlier of such option's expiration or the first anniversary of the optionee's death. On the earlier of such dates, the option shall terminate.

     (f) ASSIGNABILITY. No option shall be assignable or transferable by the optionee except by will or by laws of descent and distribution, and during the lifetime of the optionee the option shall be exercisable only by him. At the request of an optionee, shares of Common Stock purchased on exercise of an option may be issued or transferred in the name of the optionee and another person jointly with the right of survivorship.

     (g) OTHER PROVISIONS. Instruments evidencing options may contain such other provisions, not inconsistent with the Plan, as the Committee deems advisable, including a requirement that an optionee represent to the Company in writing, when an option is granted, or when he receives shares on its exercise, that he is accepting such option, or receiving such shares (unless they are then covered by a Securities Act of 1933 registration statement), for his own account for investment only. All certificates representing shares issued under the Plan may bear a legend deemed appropriate by the Committee to confirm an exemption from the registration requirements of the Securities Act of 1933.

7.   CAPITAL ADJUSTMENTS

     The number and price of shares of Common Stock covered by each option, the total number of shares that may be sold under the Plan, and the maximum number of shares that may be sold, issued or transferred to an employee, shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee, any stock dividend, stock split or share combination of the Common Stock or recapitalization, merger, consolidation, extraordinary dividend, spin-off, split-off or other change in the capital structure of the Company. Any such adjustment shall preserve the aggregate value of outstanding options.

8.   INCENTIVE STOCK OPTIONS

     The aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended, are exercisable for the first time by an individual in any calendar year (under the Plan or any other plan of the Company or any of its parent or subsidiary corporations (as such terms are defined in Section 424(e) and (f), respectively, of the Internal Revenue Code) pursuant to which such incentive stock options may be granted) shall not exceed $100,000.

9.  CHANGE OF CONTROL

     Notwithstanding the provisions of Section 6(b) hereof, in the event of a Change in Control, as hereinafter defined, all options held by an optionee shall become exercisable on the date of the Change in Control.

"Change in Control" means an event in which:

     (a) the stockholders of the Company approve (i) any consolidation or merger of the Company or any of its subsidiaries where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, shares representing in the aggregate more than 50% of all votes to which all stockholders of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any) would be entitled under ordinary circumstances to vote in an election of directors or where the members of the Board, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (ii) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any person as a single plan) of all or substantially all of the assets of the Company or (iii) any plan or proposal for the liquidation or dissolution of the Company;

     (b) persons who, as of the effective date hereof, constitute the entire Board (as of the date hereof the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, PROVIDED, HOWEVER, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, is approved by a vote of at least a majority of the then Incumbent Directors (other than an election or nomination of a person whose assumption of office is the result of an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 under the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act")), shall be considered an Incumbent Director; or

     (c) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries or any entity organized, appointed or established by the Company for or pursuant to the terms of such plan), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, becomes the "beneficial owner" or "beneficial owners" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate 20% or more of either (i) the then outstanding shares of Common Stock or (ii) the combined voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of directors to the Board ("Voting Securities") (in either such case other than as a result of acquisitions of such securities directly from the Company).

     Notwithstanding the foregoing, a "Change in Control" will not have occurred for purposes of clause (c) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Stock or other Voting Securities outstanding, increases (i) the proportionate number of shares of Common Stock beneficially owned by any person to 20% or more of the shares of Common Stock then outstanding or (ii) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 20% or more of the combined voting power of all then outstanding Voting Securities; PROVIDED, HOWEVER, that if any person referred to in clause (i) or (ii) of this sentence thereafter becomes the beneficial owner of any additional shares of Common Stock or other Voting Securities (other than pursuant to a stock split, stock dividend or similar transaction), then a "Change in Control" will have occurred for purposes of clause (c).

10.  TERM; AMENDMENT OF PLAN

     The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the employee's written consent. Amendments may be made without stockholder approval except as required to satisfy applicable law or stock exchange requirements.

11.  EFFECTIVE DATE

     The Plan is in accordance with a Resolution of Stockholders duly approved at an Annual Meeting held on June 21,1990 and became effective on June 21, 1990. It was amended by a Resolution of Stockholders and by the Board on July 12, 1994 and further amended by a Resolution of Stockholders and by the Board on May 9, 1996 and by Resolutions of Stockholders on May 14, 1998, May 13, 1999, May 11, 2000, May 19, 2001, May 9, 2002 and May 8, 2003.

12.  NEW YORK STATE LAW

     The Terms of the Plan shall be governed by the laws of the State of New
York.

                               ------------------

                                                                       EXHIBIT B

                            COGNITRONICS CORPORATION
                        RESTRICTED STOCK PLAN, AS AMENDED

SECTION 1.  PURPOSE.

     The purpose of the Cognitronics Corporation Restricted Stock Plan is:
     (a) to increase the proprietary interest in the Company of those Key Employees whose responsibilities and decisions directly affect the performance of the Company and its subsidiaries;

     (b) to provide rewards for those Key Employees who make contributions to the success of the Company and its subsidiaries; and

     (c) to attract and retain persons of superior ability as Key Employees of the Company and its subsidiaries.

SECTION 2.  DEFINITIONS.

     "AWARD" means an award of Restricted Stock granted to any Key Employee in accordance with the provisions of the Plan.

     "AWARD AGREEMENT" means the written agreement evidencing each Award between the Key Employee and the Company.

     "BOARD" means the Board of Directors of the Company.

     "CAUSE" means (i) the Key Employee is convicted of a felony involving moral turpitude; or (ii) the Key Employee is guilty of willful gross neglect or willful gross misconduct in carrying out his duties, resulting, in either case, in material economic harm to the Company, unless the Key Employee believed in good faith that such act or nonact was in the best interests of the Company.

     "CHANGE IN CONTROL" means an event in which:

     (a) the stockholders of the Company approve (i) any consolidation or merger of the Company or any of its subsidiaries where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, shares representing in the aggregate more than 50% of all votes to which all stockholders of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any) would be entitled under ordinary circumstances to vote in an election of directors or where the members of the Board, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (ii) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any person as a single plan) of all or substantially all of the assets of the Company or (iii) any plan or proposal for the liquidation or dissolution of the Company;

     (b) persons who, as of the effective date hereof, constitute the entire Board (as of the date hereof the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the then Incumbent Directors (other than an election or nomination of a person whose assumption of office is the result of an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 under the Exchange Act), shall be considered an Incumbent Director; or

     (c) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries or any entity organized, appointed or established by the Company for or pursuant to the terms of such plan), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, becomes the "beneficial owner" or "beneficial owners" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate 20% or more of either (i) the then outstanding shares of Stock or (ii) the combined voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of directors to the Board ("Voting Securities") (in either such case other than as a result of acquisitions of such securities directly from the Company).

     Notwithstanding the foregoing, a "Change in Control" will not have occurred for purposes of clause (c) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Stock or other Voting Securities outstanding, increases (i) the proportionate number of shares of Stock beneficially owned by any person to 20% or more of the shares of Stock then outstanding or (ii) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 20% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (i) or (ii) of this sentence thereafter becomes the beneficial owner of any additional shares of Stock or other Voting Securities (other than pursuant to a stock split, stock dividend or similar transaction), then a "Change in Control" will have occurred for purposes of clause (c).

     "COMMITTEE" means the Committee appointed by the Board to administer the Plan pursuant to Section 4(a) hereof.

     "COMPANY" means Cognitronics Corporation and its successors and assigns.

     "CONSTRUCTIVE TERMINATION WITHOUT CAUSE" means a termination of a Key Employee's employment at his initiative following the occurrence, without the Key Employee's prior written consent, of one or more of the following events (except in consequence of a prior termination):
          (i) a reduction in the Key Employee's base salary or the termination or material reduction of any employee benefit or perquisite enjoyed by him (other than as part of an across-the-board reduction applicable to all executive officers of the Company);

          (ii) a material diminution in the Key Employee's duties or the assignment to the Key Employee of duties which are materially inconsistent with his duties or which materially impair the Key Employee's ability to function in his position with the Company.

          (iii) the failure to continue the Key Employee's participation in any incentive compensation plan unless a plan providing a substantially similar opportunity is substituted; or

          (iv) the relocation of the Key Employee's office location as assigned to him by the Company to a location more than 50 miles from his prior office location.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

     "KEY EMPLOYEE" means an officer or other key employee of any Participating Company who, in the judgment of the Committee, is responsible for or contributes to the management, growth, technology or profitability of the business of any Participating Company.

     "PARTICIPATING COMPANY" means the Company or any subsidiary or other affiliate of the Company.

     "PLAN" means the Cognitronics Corporation Restricted Stock Plan.

     "RESTRICTED STOCK" means Stock delivered under the Plan subject to the requirements of Section 7 hereof and such other restrictions as the Committee deems appropriate or desirable.

     "STOCK" means the common stock ($.20 par value) of the Company.

     "TOTAL DISABILITY" means the complete and permanent inability of a Key Employee to perform substantially all of his or her duties under the terms of his or her employment with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports or data, as the Committee deems appropriate or necessary.

SECTION 3.  EFFECTIVE DATE.

     The effective date of the Plan shall be January 1, 1995, subject to approval of the Plan by a majority of the Company's stockholders.
Notwithstanding anything in the Plan to the contrary, if the Plan shall have been approved by the Board prior to such stockholder approval, Key Employees may be selected and Award criteria may be determined and Awards may be made as provided herein subject to subsequent stockholder approval.

SECTION 4.  PLAN ADMINISTRATION.

     (a) COMMITTEE. The Plan shall be administered by a Committee appointed by the Board and serving at the Board's pleasure. The Committee shall be comprised of not less than two (2) members of the Board. Members of the Committee shall be members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act or a successor rule or regulation.

     (b) POWERS. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each decision made or action taken pursuant to the Plan, including interpretation of the Plan and the Awards granted hereunder by the Committee, shall be final and conclusive for all purposes and upon all persons, including without limitation, the Participating Companies, the Committee, the Board, Key Employees and their respective successors in interest.

     (c) INDEMNIFICATION. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. Each member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against all costs and expenses (including counsel fees) and liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members or former members may have as directors or under the by-laws of the Company.

     (d) INDEPENDENT ADVISORS. The Committee may employ such independent professional advisors, including without limitation independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including without limitation meeting fees and expenses and professional fees, shall be paid by the Company.

SECTION 5.  PARTICIPATION.

     Participation in the Plan shall be limited to Key Employees of the Participating Companies who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan. No employee shall at any time have any right to be selected to participate in the Plan. No Key Employee having been granted an Award shall have any right to be granted an additional Award in the future. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Participating Companies. The right and power of the Participating Companies to dismiss or discharge any Key Employee, with or without cause, is specifically reserved.

SECTION 6.  AWARD GRANTS AND AGREEMENTS.

     (a) GRANTS. The Chief Executive Officer ("CEO") of the Company may recommend Key Employees to participate in the Plan, and may recommend the timing, amount and restrictions, if any, and other terms and conditions of an Award, subject to the terms of the Plan. The Committee, in its sole discretion, has the authority to grant Awards under the Plan, which may be made in accordance with the recommendations of the CEO or otherwise.

     (b) AGREEMENTS. Each Award shall be evidenced by a written Award Agreement, in a form adopted by the Committee. Each Award Agreement shall be subject to and incorporate the express terms and conditions, if any, required by the Plan, and contain such restrictions, terms and conditions as the Committee may determine.

SECTION 7.  RESTRICTED STOCK.

     (a) SHARES SUBJECT TO THE PLAN. An aggregate of 635,000 shares of Stock may be awarded under the Plan as Restricted Stock. Any share of Restricted Stock that is subject to an Award but that for any reason does not vest shall again become available for an Award under the Plan.

     (b) ADJUSTMENTS. In the event of any change in the Stock subject to the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, spin-off, combination of shares, exchange of shares, issuance of rights to subscribe or other change in capital structure), the Committee shall make appropriate adjustments in the amount of Stock available for Awards under the Plan or subject to outstanding Awards, or the terms, conditions or restrictions of such Awards as the Committee deems equitable to prevent the dilution or enlargement of the benefits intended pursuant to the Plan.

     (c)   CUSTODY OF SHARES.

          (i) Each certificate representing shares of Restricted Stock issued pursuant to an Award shall be registered in the name of the Key Employee and held, together with a stock power endorsed in blank, by the Company. Unless and until such shares of Restricted Stock fail to vest and are forfeited as provided herein, the Key Employee shall be entitled to vote all such shares of Restricted Stock and receive all cash dividends, if any, with respect thereto. All other distributions with respect to such Restricted Stock, including, but not limited to, Stock received as a result of a stock dividend, stock split, combination of shares or otherwise, shall be retained by the Company in escrow. Each certificate of Restricted Stock issued pursuant to an Award shall bear the following (or similar) legend:

                "The transferability of this certificate and of the shares of Common Stock represented hereby are subject to the terms and conditions (including vesting) contained in the Cognitronics Corporation Restricted Stock Plan and an Award Agreement entered into between the registered owner and Cognitronics Corporation. A copy of such Plan and Award Agreement is on file in the office of the Secretary of Cognitronics Corporation."

          In lieu of the foregoing, the Company may issue stop transfer instructions to its transfer agent or take such other steps as are necessary to preclude the transfer of Restricted Stock.

          (ii) Certificates representing shares of Restricted Stock which have become vested pursuant to Section 7 hereof and which have been held by the Company pursuant to Section 7(c) hereof shall be delivered by the Company to the Key Employee (or the Key Employee's legal representative) in the form of a freely transferable certificate, without legend (provided that the Key Employee is not an "affiliate" of the Company within the meaning of Rule 405 adopted pursuant to the Securities Act of 1933, as amended) promptly after becoming vested, provided, however, that the Company need not deliver such certificates to a Key Employee until the Key Employee has paid or caused to be paid all taxes required to be withheld pursuant to Section 8 hereof.

     (d)  RESTRICTION PERIOD.

          (i) VESTING SCHEDULE. Except as provided in Section 7(d)(ii), 7(d)(iii) or 7(d)(iv) hereof, to the extent that a Key Employee remains continuously employed by a Participating Company, Restricted Stock received as an award shall become vested and shall not be subject to forfeiture in accordance with the following schedule:

          PERIOD OF EMPLOYMENT                                                  PORTION OF AWARD VESTED
          --------------------                                                  -----------------------
          Prior to the second anniversary date of the Award                                0%
          On or after the second anniversary date, but prior to the third
             anniversary date of the Award                                                20%
          On or after the third anniversary date, but prior to the fourth
             anniversary date of the Award                                                40%
          On or after the fourth anniversary date, but prior to the fifth
             anniversary date of the Award                                                60%
          On or after the fifth anniversary date, but prior to the sixth
             anniversary date of the Award                                                80%
          On or after the sixth anniversary date of the Award                            100%

     (ii) Waiver of Vesting Schedule. Notwithstanding the provisions of Section 7(d)(i) hereof, with respect to any Key Employee or group of Key Employees, the Committee may elect to waive or accelerate the vesting schedule set forth in Section 7(d)(i) hereof, in whole or in part, at any time at or after the time an Award is granted.

     (iii)  Death, Disability and Retirement. Notwithstanding the provisions of
     Section 7(d)(i) hereof, upon a Key Employee's death, Total Disability or retirement on or after reaching the age of 62, shares of Restricted Stock shall vest on a pro rata basis, comparing the number of years from the date of the Award to the date of death, Total Disability or retirement to six years. Shares of Restricted Stock which do not so vest shall be forfeited to the Company.

     (iv) Termination of Employment Following a Change in Control. Notwithstanding the provisions of Section 7(d)(i) hereof, if following a Change in Control, a Key Employee's employment is terminated without Cause or there is a Constructive Termination Without Cause, all shares of Restricted Stock held by that Key Employee shall become immediately vested.

     (e)  RESTRICTIONS.

     Until shares of Restricted Stock have vested in accordance with Section 7(d) hereof, an Award shall be subject to the following restrictions:

          (i) Nontransferability. Except as otherwise required by law, Restricted Stock which has not vested may not be sold, assigned, exchanged, transferred, pledged, hypothecated or otherwise disposed of, except to the Company as provided herein.

          (ii) Other Restrictions. The Committee may impose such other restrictions on any Award as it may deem advisable, including without limitation, stop-transfer orders and other restrictions set forth in the terms of the Award Agreement or as the Committee may deem advisable under the rules and regulations, and other requirements of the Securities and Exchange Commission, and any applicable federal or state securities or other laws.

SECTION 8. MISCELLANEOUS.

     (a) AWARDS NOT CONSIDERED COMPENSATION. No Award made under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

     (b) ABSENCES. Absence on leave approved by a duly constituted officer of the Company shall not be considered interruption or termination of employment for any purposes of the Plan; provided, however, that no Award may be granted to an employee while he or she is absent on leave.

     (c) DELIVERY TO PERSONS OTHER THAN KEY EMPLOYEE. If the Committee finds that shares of Restricted Stock are to be delivered under the Plan to a Key Employee who is unable to care for his or her affairs because of illness or accident, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to delivery. Any such delivery shall be a complete discharge of the liability of the Company therefor.

     (d) PLAN COPIES. Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available to all Key Employees at all reasonable times at the Company's headquarters.

     (e) WITHHOLDING TAXES. The Company may withhold any taxes in connection with the Plan that the Company determines it is required to withhold under the laws and regulations of any governmental authority, whether federal, state or local and whether domestic or foreign, including, without limitation, taxes in connection with the delivery of shares of Restricted Stock or the vesting of Restricted Stock. A Key Employee may elect to satisfy such withholding requirements either by (i) delivery to the Company of a certified check prior to the delivery of shares of Restricted Stock which are vested pursuant to Section 7 hereof, (ii) instructing the Company to retain a sufficient number of shares of

     Stock to cover the withholding requirements, or (iii) instructing the Company to satisfy the withholding requirements from the Key Employee's salary.

     (f) GOVERNING LAW. The Plan and all rights hereunder shall be governed by and construed in accordance with the law as of the State of New York, without giving effect to its rules on conflicts of law.

     (g) KEY EMPLOYEE COMMUNICATIONS. All elections, designations, requests, notices, instructions and other communications from a Key Employee or other person to the Committee required or permitted under the Plan shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class or delivered to such location as shall be specified by the Committee.

     (h) BINDING ON SUCCESSORS. The terms of the Plan shall be binding upon the Company and its successors and assigns.

     (i) CAPTIONS. Captions preceding the sections and clauses hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions hereof.

     (j) SEVERABILITY. Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law. If any provision of the Plan or the application thereof to any person or circumstances is prohibited by or invalid under applicable law, such provision shall be ineffective to the minimal extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of the Plan or the application of such provision to other persons or circumstances.

     (k) DURATION, AMENDMENT, AND TERMINATION. The Plan shall continue in effect until terminated by the Board The Board may at any time amend or terminate this Plan as of any date specified in a resolution adopted by the Board. The Plan may also be amended by the Committee, provided that all such amendments are reported to the Board. Amendments may be made without stockholder approval except as required to satisfy applicable law or stock exchange requirements. No amendment of the Plan may affect an Award theretofore granted under the Plan without the written consent of the Key Employee affected. No Award may be granted after this Plan has terminated. After the Plan has terminated, the functions of the Committee shall be limited to supervising the administration of Awards previously granted. Termination of the Plan shall not affect any Award previously granted.

                               ------------------

                                                                       EXHIBIT C

                            COGNITRONICS CORPORATION
                    DIRECTORS' STOCK OPTION PLAN, AS AMENDED


1.   PURPOSE

The Directors' Stock Option Plan (the "Plan") is intended to provide incentives to non-employee directors and officers of Cognitronics Corporation (the "Company") by more closely aligning their compensation with stockholder value.

2.   ADMINISTRATION

The Plan shall be administered by the Company's Board of Directors.

The Board shall have authority, subject to the terms of the Plan, to interpret the Plan and make all determinations necessary or advisable for its administration. The Board may consult with legal counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

3.   ELIGIBILITY

All outside directors and officers (individually "Participants", collectively "Participants") shall be eligible to participate in the Plan. An outside director or officer means a director or officer who is neither an employee of the Company nor of any subsidiary of the Company.

4.   STOCK

The stock as to which options may be granted shall be the Company's common stock, par value $.20 per share ("Common Stock"). When options are exercised the Company may either issue unissued Common Stock or transfer issued Common Stock held in its treasury. The total number of shares of Common Stock which may be sold to Participants under the Plan pursuant to options shall not exceed 102,500 shares. If an option expires, or is otherwise terminated prior to its exercise, the Common Stock covered by such option immediately prior to such expiration or other termination shall continue to be available under the Plan.

5.   AWARDING OF OPTIONS

Options shall be awarded to Participants as follows:

          (a) Upon the Effective Date, an option to purchase 3,000 shares of Common Stock.

          (b) On each August 1 of each subsequent year, an option to purchase 6,000 shares of Common Stock, but not to a Participant elected by the Board of Directors subsequent to the Annual Meeting of Stockholders immediately preceding such August 1.

          (c) Sixty (60) days following the initial election of a director by the Board of Directors, an option to purchase a portion of the number of shares set forth in (b) above based on the ratio between the number of months the number of months between the date of such election and the next Annual Meeting of Stockholders divided by twelve (12) months.

          (d) On November 9, 2002, an option to purchase 5,500 shares of Common Stock.

The "Date of Award" of an option shall be the date on which the option is awarded under the Plan. The award of any option to any Participant shall neither entitle such Participant to, nor disqualify him from, participation in any other plan which provides for the issuance of Common Stock.

6.   TERMS AND CONDITIONS OF OPTIONS

Options shall be evidenced by instruments in form approved by the Board. Such instruments shall conform to the following terms and conditions:

     (a) OPTION PRICE. The option price per share of Common Stock shall be the Fair Market Value of a share of Common Stock on the Date of Award.. "Fair Market Value" shall be the closing price of the Common Stock recorded on the American Stock Exchange on the Date of Award or, if the Common Stock is not traded on such date, on the last trading day prior thereto.

     (b) TERM AND EXERCISE OF OPTIONS. Each option shall expire no later than the tenth anniversary of its Date of Grant and shall become exercisable on the date one year after the Date of Grant. The Board may waive any exercise conditions or accelerate the exercisability of the option at any time. After becoming exercisable, each option shall remain exercisable until its expiration or termination. An option may be exercised from time to time, in whole or part, up to the total number of shares with respect to which it is then exercisable. Payment of the purchase price will be made in such manner as the Board may provide in the option, which may include cash (including cash equivalents) or any other manner permitted by law as determined by the Board or any combination of the foregoing.

     (c) TERMINATION OF PARTICIPANT. If a Participant ceases, other than by reason of death or retirement, to be a director or officer of the Company, all options awarded to him and exercisable on the date of he ceases to be a director or officer shall terminate on the earlier of such options' expiration or one year after the day he ceases to be a director or officer or as otherwise determined by the Board. Any option not exercisable on the date of such termination shall lapse and be thenceforth unexercisable.

     (d) RETIREMENT OF PARTICIPANT. If a Participant retires, all options held by him on the date of his retirement shall become exercisable on the date of his retirement and shall terminate on the earlier of such option's expiration or the first anniversary of the day of his retirement.

     (e) DEATH OF PARTICIPANT. If a Participant dies, his options may be exercised, to the extent of the number of shares with respect to which he could have exercised on the date of his death, by his estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution, at any time prior to the earlier of such option's expiration or the first anniversary of the Participant's death. On the earlier of such dates, the option shall terminate.

     (f) ASSIGNABILITY. No option shall be assignable or transferable by the Participant except by will or by laws of descent and distribution, and during the lifetime of the Participant the option shall be exercisable only by him. At the request of a Participant, shares of Common Stock purchased on exercise of an option may be issued or transferred in the name of the Participant and another person jointly with the right of survivorship.

     (g) OTHER PROVISIONS. Instruments evidencing options may contain such other provisions, not inconsistent with the Plan, as the Board deems advisable, including a requirement that a Participant represent to the Company in writing, when an option is awarded, or when he receives shares on its exercise, that he is accepting such option, or receiving such shares (unless they are then covered by a Securities Act of 1933 registration statement), for his own account for investment only. All certificates representing shares issued under the Plan may bear a legend deemed appropriate by the Committee to confirm an exemption from the registration requirements of the Securities Act of 1933.

7.   CAPITAL ADJUSTMENTS

In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, distribution of assets or other change in corporate structure affecting the Common Stock such that an adjustment is determined by majority of the Incumbent Directors to be appropriate, a majority of the Incumbent Directors shall, in such a manner as it may deem equitable in its sole discretion, substitute or adjust any or all of (i) the aggregate number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares as to which awards may be granted to any individual in any fiscal year, (iii) the number and kind of shares subject to outstanding awards, and (iv) the exercise price of outstanding stock options; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award.

In addition, upon the dissolution or liquidation of the Company or upon any reorganization, merger, or consolidation as a result of which the Company is not the surviving corporation (or survives as a wholly-owned subsidiary of another corporation), or upon a sale of substantially all the assets of the Company, a majority of the Incumbent Directors may take such action as it in its discretion deems appropriate to (i) accelerate the time when stock options may be exercised, (ii) cash out such stock options at or immediately prior to the date of such event, or (iii) provide for the assumption of outstanding stock options by surviving, successor or transferee corporations.

The Board's determination as to which adjustments shall be made and the extent thereof shall be final, binding and conclusive.

8.  CHANGE OF CONTROL

Notwithstanding the provisions of Section 6(b) hereof, in the event of a Change in Control, as hereinafter defined, all options held by a Participant shall become exercisable on the date of the Change in Control.

"Change in Control" means an event in which:

     (a) the stockholders of the Company approve (i) any consolidation or merger of the Company or any of its subsidiaries where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, shares representing in the aggregate more than 50% of all votes to which all stockholders of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any) would be entitled under ordinary circumstances to vote in an election of directors or where the members of the Board, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (ii) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any person as a single plan) of all or substantially all of the assets of the Company or (iii) any plan or proposal for the liquidation or dissolution of the Company;

     (b) persons who, as of the effective date hereof, constitute the entire Board (as of the date hereof the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, is approved by a vote of at least a majority of the then Incumbent Directors (other than an election or nomination of a person whose assumption of office is the result of an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 under the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act")), shall be considered an Incumbent Director; or

     (c) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries or any entity organized, appointed or established by the Company for or pursuant to the terms of such plan), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, becomes the "beneficial owner" or "beneficial owners" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate 20% or more of either (i) the then outstanding shares of Common Stock or (ii) the combined voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of directors to the Board ("Voting Securities") (in either such case other than as a result of acquisitions of such securities directly from the Company).

Notwithstanding the foregoing, a "Change in Control" will not have occurred for purposes of clause (c) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Stock or other Voting Securities outstanding, increases (i) the proportionate number of shares of Common Stock beneficially owned by any person to 20% or more of the shares of Common Stock then outstanding or (ii) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 20% or more of the combined voting power of all then outstanding Voting Securities; PROVIDED, HOWEVER, that if any person referred to in clause (i) or (ii) of this sentence thereafter becomes the beneficial owner of any additional shares of Common Stock or other Voting Securities (other than pursuant to a stock split, stock dividend or similar transaction), then a "Change in Control" will have occurred for purposes of clause (c).

9.   TERM; AMENDMENT OF PLAN

The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any outstanding award without the Participant's written consent. Amendments may be made without stockholder approval except as required to satisfy applicable law or stock exchange requirements.

10.  EFFECTIVE DATE

The Plan is in accordance with a Resolution of the Board duly adopted and approved by unanimous written consent on September 17, 1998 (the "Effective Date") and a Resolution of Stockholders on May 13, 1999 and amended by Resolutions of Stockholders on May 11, 2000 and May 17, 2001.

11.  NEW YORK STATE LAW

The Terms of the Plan shall be governed by the laws of the State of New York.

                               ------------------

                                                                       EXHIBIT D

                    COGNITRONICS CORPORATION (THE "COMPANY")

                             AUDIT COMMITTEE CHARTER

PURPOSE

The primary function of the Audit Committee of the Board of Directors (the "Committee") is oversight. The Committee shall assist the Board of Directors (the "Board") in fulfilling its responsibilities with regard to management's conduct of the Company's financial reporting process, the financial reports and other financial information provided by the Company to the Securities and Exchange Commission and the public, the Company's system of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

COMPOSITION

The Committee shall be appointed by the Board and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise.

FUNCTIONS

The Committee shall:

     1. ensure receipt of an annual formal written statement from the independent public accountants delineating all relationships between the independent public accountants and the Company and discuss with the independent public accountants any such relationships that may impact the objectivity and independence of the independent public accountants; and take or recommend to the full Board appropriate action to oversee the independence of the independent public accountants;

     2. recommend to the Board the retention or replacement of the independent public accountants as auditors of the financial statements of the Company, and review the procedures used to choose auditors of the financial statements, records and accounts of the Company's subsidiaries, it being understood that the independent public accountants are ultimately selected by, and accountable to, the Board and the Committee;

     3. review the planning and the results of the audits by the Company's independent public accountants of the Company's consolidated financial statements, the cost of such audits including fees paid to the independent public accountants, any significant deficiency in the design or the operations of internal accounting controls identified by the independent public accountants and the resulting recommendations, and the arrangement for and the scope of the independent public accountants' audits of the Company's consolidated financial statements. The Committee shall report the foregoing to the Board with such recommendations as it may deem appropriate;

     4. meet with the independent public accountants and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee;

     5. review and discuss with management the Company's annual audited financial statements and recommend to the Board the inclusion of the Company's audited financial statements in its Annual Report on Form 10-K;

     6. prior to the filing of each Form 10-Q and the Form 10-K, be available to discuss with the independent public accountants the matters required to be brought to the Committee's attention by Statement on Auditing Standards No. 61 and other matters that should be communicated to the Committee under the professional standards of the American Institute of Certified Public Accountants;

     7. prepare a report to shareholders to be included in the Company's proxy statements followed by the names of the Committee members as required by the Securities and Exchange Commission;

     8. review and reassess the adequacy of this Charter on an annual basis; and

     9. perform such other duties as the Board shall from time to time assign to the Committee.

LIMITATIONS

While the Committee has the functions set forth in the Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The Company's management is principally responsible for Company accounting policies, the preparation of the financial statements and insuring that the financial statements are prepared in accordance with generally accepted accounting principles. The Company's independent accountants are responsible for auditing and attesting to the Company's financial statements and evaluating the Company's system of internal controls. The responsibility to plan and conduct audits is that of the Company's independent accountants. Consequently, in performing its oversight function, the Committee is neither intended nor equipped to guarantee with certainty to the full Board and stockholders the accuracy and quality of the Company's financial statements and accounting practices. Nor is it the duty of the Committee to assure the Company's compliance with laws and regulations. The primary responsibility for these matters also rests with the Company's management. Each member of the Committee shall be entitled to rely on the integrity of the people and organizations from whom the Committee receives information. The Committee can do no more than rely upon information it receives, questions and assesses in fulfilling its oversight functions.

                                  DIRECTIONS TO

                            COGNITRONICS CORPORATION
                                3 CORPORATE DRIVE
                                   DANBURY, CT
                               TEL: (203) 830-3400

FROM MANHATTAN AND WESTCHESTER COUNTY:

     Take Saw Mill River Parkway North to I-684 North and follow I-684 North to I-84 East (Connecticut). Take I-84 East for 12 miles to Exit 8 (Bethel/Newtown Road). Turn right at light at end of exit ramp onto Newtown Road, go to 2nd traffic light and turn right onto Eagle Road (Holiday Inn on corner). Proceed 3/10ths mile and turn right onto Corporate Drive. Cognitronics is second building on your right; parking lot is on your left in front of building.

FROM LONG ISLAND:

     Take Bronx-Whitestone Bridge to Hutchinson River Parkway to I-684 North (a left exit) and follow I-684 North to I-84 East (Connecticut). Take I-84 East for 12 miles to Exit 8 (Bethel/Newtown Road). Turn right at light at end of exit ramp onto Newtown Road, go to 2nd traffic light and turn right onto Eagle Road (Holiday Inn on corner). Proceed 3/10ths mile and turn right onto Corporate Drive. Cognitronics is second building on your right; parking lot is on your left in front of building.

FROM LOWER FAIRFIELD COUNTY:

     Take I-95 to Exit 15 (Rte. 7 North) or Merritt Parkway to Exit 39B and follow Rte 7 North to I-84 East. Take I-84 East to Exit 8 (Bethel/Newtown
     Road). Turn right at light at end of exit ramp onto Newtown Road, go to 2nd traffic light and turn right onto Eagle Road (Holiday Inn on corner). Proceed 3/10ths mile and turn right onto Corporate Drive. Cognitronics is second building on your right; parking lot is on your left in front of building.

FROM HARTFORD AND EASTERN CONNECTICUT:

         Take I-84 West to Exit 8 (Bethel/Newtown Road). At end of exit ramp, go straight for 2/10ths mile and bear left onto Newtown Road. Go to 3rd traffic light and turn right onto Eagle Road (Holiday Inn on corner). Proceed 3/10ths mile and turn right onto Corporate Drive. Cognitronics is second building on your right; parking lot is on your left in front of building.